UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2007

PANGLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-131531

(Commission File Number)

N/A

(IRS Employer Identification No.)

2853 E. Pico Blvd, Los Angeles, CA 90023

(Address of principal executive offices and Zip Code)

(323) 266-6500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: We previously omitted information in the exhibit attached hereto and requested confirmation from the Securities and Exchange Commission. We are withdrawing our application and attach the exhibit, in its entirety, hereto.

Item 1.01	Entry into a Material Definitive Agreement

On September 16, 2007, we entered into a consulting agreement with Lolly Factory, LLC and Mark Cywinski wherein Lolly Factory and Cywinski have agreed to provide services to our company by conducting and directing the merchandising and sales of our company’s junior and contemporary knit divisions.

Item 9.01	Financial Statements and Exhibits.
EXHIBITS
10.1	Consulting Agreement between our company, Lolly Factory, LLC and Mark Cywinski dated September 16, 2007.

CW2095554.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Stephen Soller

Stephen Soller

Chief Executive Officer

Date:	September 17, 2008